UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 1, 2009

First United Corporation
(Exact name of registrant as specified in its charter)

Maryland	0-14237	52-1380770
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

19 South Second Street, Oakland, Maryland 21550
(Address of principal executive offices) (Zip Code)

(301) 334-9471
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a)           Resignation of Certifying Accountant

On October 1, 2009, First United Corporation and subsidiaries (the “Corporation”) was notified that the audit practice of Beard Miller Company LLP (“BMC”) an independent registered public accounting firm, was combined with ParenteBeard LLC (“ParenteBeard”) in a transaction pursuant to which BMC combined its operations with ParenteBeard and certain of the professional staff and partners of BMC joined ParenteBeard either as employees or partners of ParenteBeard.  Accordingly, on October 1, 2009, BMC resigned as the auditors of the Corporation.

The report of independent registered public accounting firm of BMC regarding the Corporation’s consolidated financial statements for the fiscal years ended December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2008 and 2007, and during the interim period from the end of the most recently completed fiscal year through October 1, 2009, the date of resignation, there were no disagreements with BMC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BMC would have caused it to make reference to such disagreement in its reports.

The Corporation provided BMC with a copy of this report prior to the date it was filed with the Securities and Exchange Commission (“SEC”) and requested that BMC furnish the Corporation with a letter addressed to the SEC stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree.  A copy of the letter, dated October 1, 2009, is filed as Exhibit 16.1 to this report.

(b)           Appointment of Certifying Accountant

On October 1, 2009, the Audit Committee of the Corporation’s Board of Directors engaged ParenteBeard as the Corporation’s independent registered public accounting firm for the current fiscal year.

Prior to engaging ParenteBeard, the Corporation did not consult with ParenteBeard regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by ParenteBeard on the Corporation’s consolidated financial statements, and ParenteBeard did not provide any written or oral advice that was an important factor considered by the Corporation in reaching a decision as to any such accounting, auditing or financial reporting issue.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

Exhibit 16.1	Letter from Beard Miller Company LLP dated October 1, 2009 (filed herewith).

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST UNITED CORPORATION

Dated: October 5, 2009	By: /s/ Carissa L. Rodeheaver
Carissa L. Rodeheaver
Executive Vice President and CFO

EXHIBIT LIST

Exhibit                                Description

16.1	Letter from Beard Miller Company LLP dated October 1, 2009 (filed herewith).

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